                                                               Exhibit (m)(5)(b)

                                  SCHEDULE A-2
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN
                           EFFECTIVE: OCTOBER 17, 1997


Name of Fund Adopting This Plan          Date of Original Plans (Inception Date)
-------------------------------          ---------------------------------------

Eaton Vance Municipal Bond Fund                          N/A

                                                               Exhibit (m)(5)(b)

                                  SCHEDULE A-3
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN
                            EFFECTIVE: MARCH 2, 1998


Name of Fund Adopting This Plan          Date of Original Plans (Inception Date)
-------------------------------          ---------------------------------------

Eaton Vance Tax-Managed International                      N/A
   Growth Fund

                                                               Exhibit (m)(5)(b)

                                  SCHEDULE A-4
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                           CLASS C DISTRIBUTION PLAN
                            Effective: June 22, 1998

Name of Fund Adopting this Plan                        Date of Original Plans (Inception Date)
-------------------------------                        ---------------------------------------

Eaton Vance Insured Tax-Managed Growth Fund                              N/A
Eaton Vance Insured Tax-Managed Emerging Growth Fund                     N/A
Eaton Vance Insured Tax-Managed International                            N/A
    Growth Fund
Eaton Vance Insured High Income Fund                                     N/A

                                                               Exhibit (m)(5)(b)

                                  SCHEDULE A-5
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN
                           EFFECTIVE: AUGUST 16, 1999


Name of Fund Adopting This Plan          Date of Original Plans (Inception Date)
-------------------------------          ---------------------------------------

Eaton Vance Tax-Managed Value Fund                      N/A